                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        SALIVA DIAGNOSTIC SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                  [SDS LOGO]

                        SALIVA DIAGNOSTIC SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held December 11, 1998

     The Annual Meeting of Shareholders of Saliva Diagnostic Systems, Inc., a Delaware Corporation (the "Company"), will be held on Friday, December 11, 1998 at 10:00 a.m. Eastern time, or at any adjournment thereof, at the Marriott at Metro Center, 775 12th Street, N.W., Washington, D.C., for the following purposes:

          1. ELECTION OF DIRECTORS. To elect four directors, to hold office until the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified; and

          2. OTHER BUSINESS. To consider such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on October 12, 1998 are entitled to notice of and to vote at the Annual Meeting. A list of such shareholders will be available for inspection by shareholders at the Company's principal office for a period of ten days prior to the date of the Annual Meeting and at the Annual Meeting.

     You are respectfully requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose whether or not you expect to attend the meeting. You may attend the meeting in person even though you send in your proxy; retention of the proxy is not necessary for admission to or identification at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS:

                                          KENNETH J. MCLACHLAN
                                          President and Chief Executive Officer

Vancouver, Washington
November 10, 1998

                                  [SDS LOGO]

                        SALIVA DIAGNOSTIC SYSTEMS, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 11, 1998

SOLICITATION AND REVOCABILITY OF PROXY

     The enclosed Proxy is solicited on behalf of the Board of Directors of Saliva Diagnostic Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, December 11, 1998, at 10:00 a.m., Eastern time, or at any adjournment thereof, at the Marriott at Metro Center, 775 12th Street, N.W., Washington, D.C., for the purposes set forth herein and in the accompanying notice of the Annual Meeting. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by officers or regular employees of the Company. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's Common Stock held in their names.

     All properly executed proxies will be voted (except to the extent that authority to vote has been withheld), and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR the election of the four nominees for director proposed by the Board of Directors.

     A proxy may be revoked by a shareholder prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. The mailing address of the principal executive offices of the Company is 11719 NE 95th Street, Vancouver, Washington 98682.

     This Proxy Statement, the accompanying Notice of Annual Meeting, the Proxy Card and a copy of the Company's 1997 Annual Report on Form 10-KSB are first being mailed to shareholders on or about November 10, 1998.

VOTING AT THE MEETING

     The Board of Directors has fixed October 12, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. The Company has one class of voting securities outstanding, designated Common Stock. At the record date, 4,468,461 shares of the Company's Common Stock were outstanding and entitled to vote. The Common Stock does not have cumulative voting rights.

     Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting, the four nominees for election as directors who receive the greatest number of votes cast will be elected directors. With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect on the vote.

     A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote upon a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but have no effect on the outcome of the election of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of October 30, 1998 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table herein, and (iv) all directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                        COMMON STOCK
                                                              --------------------------------
                                                              NUMBER OF SHARES      % SHARES
                                                                BENEFICIALLY      BENEFICIALLY
NAME AND ADDRESS                                                  OWNED(1)           OWNED
----------------                                              ----------------    ------------
Kenneth J. McLachlan(2).....................................       170,000(2)          3.4%
  607 Collingwood House
  Dolphin Square
  London SW1 3NF England
Hans R. Vauthier............................................        25,000(3)            *
  Steinengraben 28
  Ch-4051
  Basle, Switzerland
Eric F. Stoer, Esq. ........................................        25,000(4)            *
  c/o Bryan Cave LLP
  700 Thirteenth Street
  Washington, DC 20005
Paul P. Bernstein...........................................       156,250             2.8%
  350 E. 79th Street
  Apt. 19-A
  New York, NY 10021
David Barnes, M.D. .........................................        35,800(5)            *
  c/o SDS International Ltd. (UK)
  11 Sovereign Close
  Sovereign Court
  London, England E1 9HW, UK
Biscount Overseas Limited...................................     3,004,251(6)         53.0%
  c/o International Securities Corp.
  310 Madison Avenue, Suite 501
  New York, NY 10017
All Executive Officers, Directors and Director nominees as a
  group (six persons).......................................       476,080(7)         10.2%

---------------
  * Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from October 30, 1998 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person but not for the purpose of calculating the percentage of Common Stock owned by any other person. Numbers reflect the ten for one reverse split of the Common Stock, effective August 3, 1998.

(2) Includes 20,000 shares registered in the name of Bank of Bermuda Trust Company, trustee for the Morar Trust, an irrevocable trust established for the benefit of Mr. McLachlan's children. Also includes 50,000 shares registered in the name of Reads Trust Company Limited, trustee of an irrevocable trust established for the benefit of Mr. McLachlan's children. Mr. McLachlan has no power to vote or dispose of these shares pursuant to the terms of the trusts. Also includes options to purchase 100,000 shares of Common Stock which were granted to International Business Consultants, a Jersey company, of which Mr. McLachlan is a principal, in connection with consideration paid by the Company to International Business Consultants for Mr. McLachlan's services to the Company.

(3) Includes options to purchase 25,000 shares of Common Stock.

(4) Includes options to purchase 25,000 shares of Common Stock.

(5) Includes options to purchase 35,800 shares of Common Stock.

(6) Includes an estimated 1,100,000 shares of Common Stock issuable upon conversion of the Company's Series 1998-B Convertible Preferred Stock. Also includes 100,000 shares of Common Stock issuable upon the exercise of warrants.

(7) Includes Kenneth J. McLachlan, Eric F. Stoer, Hans R. Vauthier, Paul P. Bernstein, David Barnes and Paul D. Slowey, the current directors and executive officers of the Company. Includes options to purchase an aggregate of 193,300 shares of Common Stock.

                             ELECTION OF DIRECTORS

     In accordance with the Company's Bylaws, the Board of Directors shall consist of not less than one (1) nor more than seven (7) persons, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at four (4). Directors elected at the Annual Meeting serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

NOMINEES FOR DIRECTOR

     The names and certain information concerning the nominees for director are set forth below. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than three nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors.

NAME OF NOMINEE                      AGE               POSITION WITH THE COMPANY
---------------                      ---               -------------------------
Kenneth J. McLachlan...............   51    President, Chief Executive Officer and Director
Hans R. Vauthier, Ph.D. ...........   73    Director
Eric F. Stoer, Esq. ...............   53    Director
Paul P. Bernstein..................   63    Director

     The following are brief summaries of the business experience of the nominees for election as director of the Company, including, where applicable, information as to other directorships held by each of them. There are no family relationship among any of the directors and executive officers of the Company.

     KENNETH J. MCLACHLAN has served on the Board of Directors since December 1995. In December 1996, Mr. McLachlan was appointed by the Board to serve as the Company's President and Chief Executive Officer. Mr. McLachlan has served as the Company's Chief Financial Officer since June 1996. In 1993, Mr. McLachlan founded an international finance and consulting firm in the Netherlands. From 1988 to 1993, Mr. McLachlan served as Chief Financial Officer and Executive Vice President of Corange -- Boehringer Mannheim, a privately-owned multinational health care group.

     HANS R. VAUTHIER, PH.D. has served on the Board of Directors since May 1996. Since 1981, Dr. Vauthier has been a principal of Vauthier & Partner A.G., a consulting firm located in Basle, Switzerland which assists pharmaceutical companies in discovering and developing new products. Dr. Vauthier received his doctorate in economics and business administration from the University of Bern in Switzerland.

     ERIC F. STOER, ESQ. was elected to the Board of Directors of the Company at its Annual Meeting of Shareholders in May 1997. Mr. Stoer has been a partner in the Washington, DC office of the law firm of Bryan Cave LLP since 1990. His practice is concentrated in the areas of corporate and business law with an international focus. Mr. Stoer has served on the boards of directors of a number of pharmaceutical testing and consulting companies, including Boehringer Mannheim Pharmaceuticals.

     PAUL P. BERNSTEIN was appointed to the Board of Directors in July 1998. Mr. Bertstein has been a co-founder and shareholder of Sanford C. Bernstein & Co., Inc., an investment banking and research firm, since 1967.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
             VOTE FOR THE ELECTION OF THESE NOMINEES FOR DIRECTORS.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met five times during 1997. Each director attended at least 75% of the meetings of the Board of Directors. The Company does not have an audit, nominating or compensation committee of the Board of Directors.

COMPENSATION OF DIRECTORS

     Directors do not receive any cash fees for serving on the Company's Board of Directors or any committees thereof. In December 1997, Mr. Stoer and Mr. Vauthier were each granted options to purchase 25,000 shares of the Company's common stock at $4.06 per share. Such options were immediately exercisable and expire 10 years from date of grant.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     The names, ages and positions of the Company's executive officers are as follows:

NAME                                     AGE      CURRENT POSITION(S) WITH COMPANY
----                                     ---      --------------------------------
Kenneth J. McLachlan...................  51    President and Chief Executive Officer
David Barnes, M.D. ....................  52    Managing Director, SDS International,
                                               Ltd.
Paul D. Slowey, Ph.D. .................  42    Chief Operating Officer and Vice
                                               President of Marketing

     For information on the business background of Mr. McLachlan, see "Nominees for Director" above.

     DAVID BARNES, M.D. served on the Board of Directors of the Company from November 1993 to 1996. Dr. Barnes has been the Managing Director of SDS International, Ltd. (UK) ("SDS-UK") since commencement of its operations. Prior to his position as Managing Director of SDS-UK, Dr. Barnes was Director of Medical Services for Hemotex Ltd., a laboratory service primarily involved with the insurance industry in the United Kingdom.

     PAUL D. SLOWEY, PH.D. began employment as Director of Sales and Marketing at the Company in August 1996. In May 1997, Dr. Slowey was promoted to Chief Operating Officer and Vice President of Sales and Marketing of the Company. From February 1990 until he joined the Company, Dr. Slowey was employed at INCSTAR Corp., a Minnesota manufacturer of diagnostic products, as International Marketing Manager and Director of International Sales.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information for the 1995, 1996 and 1997 fiscal years concerning compensation awarded to, earned by or paid the Company's current Chief Executive Officer and the only other executive officer of the Company whose total annual salary and bonus exceeded $100,000 (together, the "named executive officers") for the fiscal year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                                                         ------------
                                                                            AWARDS
                                         ANNUAL COMPENSATION(1)          ------------
                                   ----------------------------------     SECURITIES
                                                            OTHER         UNDERLYING
                                   FISCAL                   ANNUAL         OPTIONS        ALL OTHER
                                    YEAR      SALARY     COMPENSATION       (#)(4)       COMPENSATION
                                   ------    --------    ------------    ------------    ------------
Kenneth J. McLachlan(2)..........   1997                   $180,000        100,000            --
  President and                     1996           --        51,000             --            --
  Chief Executive Officer           1995          N/A           N/A            N/A           N/A
David Barnes, M.D.(3)............   1997     $135,000            --          7,500            --
  Managing Director,                1996      135,000            --             --            --
  SDS International, Ltd.           1995      131,750            --         17,500            --

---------------
(1) Amounts shown include compensation earned in each respective fiscal year. No bonuses were paid in any of the fiscal years reported.

(2) Includes 100,000 options granted to International Business Consultants ("IBCO"), a Jersey company of which Mr. McLachlan is a principal, pursuant to a Management Consulting Agreement entered into as of December 5, 1997 between IBCO and the Company under which IBCO provides Mr. McLachlan's services to the Company. See "Certain Relationships and Related Transactions." Amounts paid in 1996 included payments to Mr. McLachlan pursuant to a consulting contract which commenced in June 1996 and which was superseded by the Agreement with IBCO. Mr. McLachlan has served as the Company's Chief Financial Officer since June 1996 and was appointed President and Chief Executive Officer by the Board of Directors in December 1996.

(3) Includes options to purchase 17,500 shares of Common Stock granted to Mr. Barnes in 1995 subject to shareholder approval of an increase in the Company's authorized number of common shares; such approval was obtained on February 20, 1997.

(4) Numbers reflect the reverse split of the Common Stock, effective August 3, 1998.

     In December 1997, the Company entered into a management consulting agreement with IBCO, pursuant to which IBCO provides Mr. McLachlan's services as President and Chief Executive Officer of the Company. See "Certain Relationships and Related Transactions."

     In August 1994, the Company entered into an employment agreement with Dr. David Barnes for the position of Managing Director of SDS International, Ltd.
(UK). The employment agreement provides for an annual base salary of 79,200 (pound sterling) (approximately US $135,000) plus the use of a car. If the agreement is terminated for any reason, Dr. Barnes is entitled to receive his base salary for the remaining term of the agreement.

OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table sets forth, for each of the named executive officers, information concerning options granted during the fiscal year ended December 31, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS(1)                   VALUE AT ASSUMED
                                       -----------------------------------------------      ANNUAL RATES OF
                                                  PERCENT OF                                  STOCK PRICE
                                                 TOTAL OPTIONS                             APPRECIATION FOR
                                                  GRANTED TO     EXERCISE                   OPTION TERM(2)
                                       OPTIONS     EMPLOYEES      PRICE     EXPIRATION   ---------------------
NAME                                   GRANTED      IN 1997       ($/SH)       DATE         5%         10%
----                                   -------   -------------   --------   ----------   --------   ----------
Kenneth J. McLachlan.................  100,000(3)      57%        $4.06      12-05-07    $661,300   $1,053,100
David Barnes, M.D. ..................    7,500         4%         $4.06      12-05-07      49,600       79,000

---------------
(1) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on date of grant. Options granted were exercisable upon grant, and have a ten year term. Numbers of shares underlying options as well as exercise prices reflect the ten for one reverse split of the Common Stock, effective August 3, 1998.

(2) The potential realizable value is calculated based on the term of the option at time of grant (10 years) and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions.

(3) Options were granted to International Business Consultants, a Jersey company, of which Mr. McLachlan is a principal. See "Certain Relationships and Related Transactions."

OPTION EXERCISES AND HOLDINGS

     The following table provides certain information concerning the value of unexercised options held as of the end of the fiscal year with respect to the named executive officers. There were no options exercised by the named executive officers in the last fiscal year. All options held by the named executive officers are currently exercisable.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                        NUMBER OF
                                                                        SECURITIES
                                                                        UNDERLYING
                                                                       UNEXERCISED
                                            SHARES                       OPTIONS
                                           ACQUIRED       VALUE         AT FY-END
                                          ON EXERCISE    REALIZED      EXERCISABLE/        EXERCISABLE/
                  NAME                        (#)          ($)       UNEXERCISABLE(1)     UNEXERCISABLE
                  ----                    -----------    --------    ----------------     -------------
Kenneth J. McLachlan....................      --           --         100,000/0               --/--
David Barnes, MD........................      --           --          35,800/0               --/--

---------------
(1) Numbers reflect the ten for one reverse split of the Common Stock, effective August 3, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In December 1997, the Company entered into a Management Consulting Agreement (the "Agreement") with International Business Consultants ("IBCO"), under which IBCO agreed to provide the services of Kenneth J. McLachlan as the Company's President and Chief Executive Officer from December 5, 1997 until

December 31, 1998, with an automatic one year extension on January 1, 1999 and each year thereafter unless written notice is given by either the Company or IBCO 90 days prior thereto. Under the Agreement, IBCO will provide the services of Kenneth J. McLachlan as President and Chief Executive Officer of the Company in exchange for a base salary of $180,000 per annum or such greater amount as the Board of Directors of the Company may from time to time determine. Upon entering into the Agreement, IBCO was granted options to purchase 25,000 shares of the Company's Common Stock at $4.06 per share. IBCO was also granted options to purchase 75,000 shares of the Company's Common Stock at $4.06 per share as compensation for Mr. McLachlan's previous service to the Company. See
"-- Summary of Cash and Certain Other Compensation." Additionally, under the Agreement, IBCO is entitled to an annual incentive bonus of 10% of the annual net income of the Company, during the term which IBCO renders services to the Company under the Agreement, payable, at the option of the Company, in cash or Common Stock of the Company. IBCO may be terminated for "cause" or "good reason," as defined in the Agreement.

     In January 1997, subsequent to his resignation as President and CEO of the Company in December 1996, Ronald Lealos filed a lawsuit against the Company in Superior Court in Clark County in the State of Washington. The complaint in the lawsuit alleged various breach of contract claims. This lawsuit was dismissed without prejudice as a prerequisite to a settlement agreement between Mr. Lealos and the Company. The parties did not reach a settlement and, in February 1998, Mr. Lealos filed a complaint against the Company in the same court which alleged substantially the same claims. In March 1998, the Company filed an answer to the complaint and asserted numerous counterclaims against Mr. Lealos (the "Counterclaim"), including counterclaims for breach of fiduciary duty and conversion.

     In 1992, the Company loaned to Mr. Lealos, then President and Director of the Company, $93,000 to purchase shares of the Company's Common Stock. The loan accrues interest at 6% annually. In 1995, the sum of $9,175 was paid toward the principal of the loan, leaving a remaining principal balance of $83,825 which was due in full on December 31, 1996. The loan is among the subjects of the Company's Counterclaims.

     In June and August 1997, the Company sold shares of its Common Stock in a private placement pursuant to Regulation D, promulgated under the Securities Act of 1933, as amended ("Regulation D"). Pursuant to common stock subscription agreements between the Company and the investors named therein, the Company sold a total of 408,290 shares of Common Stock for an aggregate purchase price of $2,063,000, net of issuance costs. Bermuda Trust Company, trustee for the Morar Trust, of which the children of Kenneth J. McLachlan are beneficiaries, was an investor in the private placement and purchased 20,000 shares for an aggregate purchase price of $100,000.

     In May 1998, in a private placement pursuant to Regulation D, the Company sold a total of 149,663 shares of its Common Stock to Paul P. Bernstein for an aggregate purchase price of $250,000.

     Eric F. Stoer, a director of the Company, is a partner in the law firm of Bryan Cave LLP, which provided legal services to the Company in 1997 and which continues to provide legal services in 1998.

     All share amounts and related per share prices set forth above reflect the reverse split of the Common Stock, effective August 3, 1998.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Arthur Andersen LLP, independent accountants, as auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1998. Arthur Andersen LLP served as the Company's auditors for the fiscal year ended December 31, 1997. Representatives of Arthur Anderson LLP do not plan to attend the Annual Meeting.

     In 1997, the Company dismissed Hollander, Gilbert & Co. as its independent public accountants, which dismissal was recommended and approved by the Board of Directors of the Company. The audit reports of Hollander, Gilbert & Co. on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, but were modified as to uncertainty of the Company to continue as a going concern. In addition, during fiscal year 1995 and 1996 and the subsequent interim period during which Hollander, Gilbert & Co. served as the Company's independent public accountants, there were no disagreements with Hollander, Gilbert & Co. on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures which, if not satisfied to Hollander, Gilbert & Co.'s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during year ended December 31, 1997, all executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any shareholder that wishes to submit a shareholder proposal pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for presentation to the Company's 1999 Annual Meeting of Shareholders must submit such proposal to the Company at its principal office not later than July 13, 1999 for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to such meeting. A shareholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Company on or before September 28, 1999.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of Proxy will have the discretionary authority to vote in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS:

                                          KENNETH J. MCLACHLAN
                                          President and Chief Executive Officer

Dated: November 10, 1998

                         SALIVA DIAGNOSTIC SYSTEMS, INC.

    Proxy for Annual Meeting of Shareholders to be Held on December 11, 1998

      The undersigned hereby names, constitutes and appoints Kenneth J. McLachlan and Eric F. Stoer, and each of them with full powers of substitution to act as true and lawful attorneys and proxies for the undersigned, and in the place and stead of the undersigned to attend the Annual Meeting of the Shareholders of Saliva Diagnostic Systems, Inc. (the "Company") to be held at 10:00 a.m. on Friday, December 11, 1998, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on October 12, 1998, with all the powers that the undersigned would possess if he or she were personally present.

                 PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                         IN THE ENCLOSED REPLY ENVELOPE

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


                                                                     SEE REVERSE
                                                                         SIDE

[X]   Please mark your
      votes as in this
      example


                                       FOR all nominees            WITHHOLD AUTHORITY      NOMINEES:   Kenneth J. McLachlan
                                      listed, except as             to vote for all                    Hans R. Vauthier, Ph.D.
                                     marked to the contrary         nominees listed                    Eric F. Stoer, Esq.
1. Election of                                                                                         Paul P. Bernstein
   Directors                               [  ]                         [  ]
   (Instructions: To                                                                       THE BOARD OF DIRECTORS
   withhold authority to                                                                   UNANIMOUSLY RECOMMENDS A
   vote for any individual                                                                 VOTE FOR EACH OF THE NOMINEES
   nominee, strike a line through                                                          NAMED ABOVE.
   the nominee's name.)

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.


2. The transaction of such other business as may properly come before the meeting and any and all adjournments thereof.

IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGEMENT. AT PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement and the 1997 Annual Report to Shareholders.

             I do   [ ]           do not   [ ]


             plan to attend the meeting.
             (Please check one.)

DATED________________________  SHAREHOLDER (print name)_________________________  SHAREHOLDER (sign name)___________________________

NOTE: Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.